Exhibit 10.2

GSMP V ONSHORE US, LTD.

GSMP V OFFSHORE US, LTD.

GSMP V INSTITUTIONAL US, LTD.

200 West Street

New York, NY 10282-2198

August 12, 2011

MONEYGRAM PAYMENT SYSTEMS

WORLDWIDE, INC.

2828 N. Harwood Street, 15th Floor

Dallas, TX 75201

DEUTSCHE BANK TRUST COMPANY

AMERICAS, as Trustee

Trust & Securities Services

60 Wall Street, MS2710

New York, NY 10005

DEUTSCHE BANK TRUST COMPANY

AMERICAS

c/o Deutsche Bank National Trust Company

Trust & Securities Services

25 DeForest Avenue, MS SUMO1-0105

Summit, NJ 07901

Re: 13.25% Senior Secured Second Lien Notes Due 2018

Reference is hereby made to that certain Indenture (the “Base Indenture”) dated as of March 25, 2008, as supplemented by the First Supplemental Indenture, dated as of August 6, 2009, the Second Supplemental Indenture dated as of June 29, 2010 and the Third Supplemental Indenture dated as of April 19, 2011 (together with the Base Indenture, the “Indenture”) by and among MoneyGram Payment Systems Worldwide, Inc. as the issuer (the “Company”), the Guarantors listed on the signature pages of the Indenture (the “Guarantors”) and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). Capitalized terms used, but not defined, in this consent shall have the meaning defined (including by reference) in the Indenture (as supplemented by the Fourth Supplemental Indenture, as defined below).

GSMP V ONSHORE US, LTD., GSMP V OFFSHORE US, LTD., and GSMP V INSTITUTIONAL US, LTD. (collectively, the “GS Holders”) hereby represent and warrant to the Company and the Trustee that the GS Holders collectively own at least a majority in the aggregate principal amount of the outstanding 13.25% Senior Secured Second Lien Notes due 2018 (the “Notes”) voting as a single class issued pursuant to the Indenture. The GS Holders hereby consent to the entry into a fourth supplemental indenture (the “Fourth Supplemental Indenture”) to the Indenture in substantially the form attached hereto as Annex A. At the request of the Company, the GS Holders, in their capacity as Required Holders under the Note Purchase Agreement and the Indenture, hereby consent to the changes to the definition of “Highly Rated Investments” contained in the Fourth Supplemental Indenture (and consent to any resulting changes in the Investment Policy relating to Holdco’s and the Holdco Subsidiaries’ investment portfolio).

The execution and delivery of this letter shall not operate as a waiver of any right, power or remedy of the GS Holders under the Indenture, nor constitute an amendment of any other provision of the Indenture or for any purpose except as expressly set forth herein.

The Company hereby represents and warrants as follows:

1. The Fourth Supplemental Indenture, when fully-executed and effective, will constitute the legal, valid and binding obligation of the Company and the Guarantors enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the Company and the Guarantors rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

2. The Company and each Guarantor has all requisite corporate power and authority to enter into the Fourth Supplemental Indenture and to carry out the transactions contemplated by, and perform its obligations under, the Fourth Supplemental Indenture and the Indenture as amended by the Fourth Supplemental Indenture.

3. After giving effect to the Fourth Supplemental Indenture, the Indenture, as amended, does not impair the validity, effectiveness or priority of the Liens granted pursuant to the Security Documents, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations with respect to the Notes, whether heretofore or hereafter incurred. The position of the GS Holders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Security Documents and the ability of the Trustee to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any material respect by the amendments to the Indenture effected pursuant to the Fourth Supplemental Indenture or by the execution, delivery, performance or effectiveness of the Fourth Supplemental Indenture. The Company and each Guarantor confirm that the Indenture and each Security Document to which it is a party is, and shall continue to be, in full force and effect, and the same are hereby ratified, approved and confirmed in all respects, except as the Indenture may be amended by the Fourth Supplemental Indenture.

4. As of the date hereof (and giving effect to the Fourth Supplemental Indenture), no event has occurred and is continuing or will result from the consummation of the transactions contemplated by the Fourth Supplemental Indenture or the Indenture as amended by the Fourth Supplemental Indenture that would constitute an Event of Default or a Default.

The Company and each Guarantor reaffirm as of the date hereof their respective covenants and agreements contained in the Indenture and each Security Documents to which it is a party, including, in each case, as such covenants and agreements may be modified by the Fourth Supplemental Indenture.

THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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[SIGNATURE PAGE FOLLOWS]

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HOLDERS:	GSMP V ONSHORE US, LTD.

	By:	/s/John E. Bowman
	Name:	John E. Bowman
	Title:	Vice President

GSMP V OFFSHORE US, LTD.

	By:	/s/John E. Bowman
	Name:	John E. Bowman
	Title:	Vice President

GSMP V INSTITUTIONAL US, LTD.

	By:	/s/John E. Bowman
	Name:	John E. Bowman
	Title:	Vice President

Agreed and acknowledged as of the first date written above:

MONEYGRAM PAYMENT SYSTEMS WORLDWIDE, INC.

By:	/s/James E. Shields
Name:	James E. Shields
Title:	Executive Vice President and CFO

[Signature Page to Holder Consent]

MONEYGRAM INTERNATIONAL, INC.
MONEYGRAM PAYMENT SYSTEMS, INC.
MONEYGRAM OF NEW YORK, LLC
PROPERTYBRIDGE, INC.

By:	/s/James E. Shields
Name:	James E. Shields
Title:	Executive Vice President and CFO

[Signature Page to Holder Consent]

Copies to:	F. William Reindel
Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, NY 10004

Valinda Wolfert
Vinson & Elkins L.L.P.
2001 Ross Avenue
Suite 3700
Dallas, TX 75201

ANNEX A

FOURTH SUPPLEMENTAL INDENTURE